                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                             INFONOW CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                 INFONOW CORPORATION

                           1875 Lawrence Street, Suite 1100
                                   Denver, CO 80202

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              TO BE HELD APRIL 25, 1997

To Our Stockholders:

    The Annual Meeting of Stockholders of InfoNow Corporation, a Delaware corporation (the "Company"), will be held at 3:00 p.m. MDT, on April 25, 1997, at the InfoNow corporate offices, 1875 Lawrence Street, Suite 1100, Denver, Colorado, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement.

    1. To elect four (4) director to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified.

    2. To amend the Company's 1990 Stock Option Plan to (a) allow the Company to grant nonstatutory stock options to non-employee directors of the Company and (b) increase the number of shares of Common Stock available for purchase from 1,000,000 to up to 1,700,000 shares.

    3. To consider and vote upon a proposal to ratify the appointment of Hein + Associates LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997.

    4. To transact such other business as may properly come before the meeting, or any adjournment thereof.

    The four director nominees receiving the highest number of votes in favor of election will be elected. In order for the other proposals listed above to be approved, each proposal must be approved by the affirmative vote of holders of a majority of shares, voting as a group.

    All Stockholders are cordially invited to attend the meeting, although only Stockholders of record at the close of business on March 14, 1997 will be entitled to notice of, and to vote at, the meeting or any and all adjournments thereof.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       Kevin D. Andrew
                                       Secretary of the Corporation

April 3, 1997


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROMPT RETURN OF THE PROXY WILL HELP TO ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                                INFONOW CORPORATION

                         1875 Lawrence Street, Suite 1100
                                 Denver, CO 80202


                                  PROXY STATEMENT


                          ANNUAL MEETING OF STOCKHOLDERS

                                  APRIL 25, 1997


                             SOLICITATION OF PROXIES

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of InfoNow Corporation, a Delaware corporation ("InfoNow" or the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on April 25, 1997 at 3:00 p.m. MDT, at the Company's offices, 1875 Lawrence Street, Suite 1100, Denver, Colorado, and at any and all adjournments of such meeting.

    If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of Common Stock represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted FOR each of the proposals described herein. Abstentions (proxies not returned) and broker non-votes will be treated as Stockholders absent from the Annual Meeting. The proxies will be tabulated and votes counted by American Securities Transfer & Trust, Inc. It is anticipated that this Proxy Statement and the accompanying Proxy Card will be mailed to the Company's Stockholders on or about April 3, 1997.

    STOCKHOLDERS WHO EXECUTE PROXIES FOR THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AT ANY TIME PRIOR TO THEIR EXERCISE BY DELIVERING WRITTEN NOTICE OF REVOCATION TO THE COMPANY, BY DELIVERING A DULY EXECUTED PROXY CARD BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

    The costs of the meeting, including the costs of preparing and mailing the Proxy Statement and Proxy, will be borne by the Company. Additionally, the Company may use the services of its Directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of Common Stock of the Company in nominee names to distribute proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

                              OUTSTANDING CAPITAL STOCK

    The record date for Stockholders entitled to vote at the Annual Meeting is March 14, 1997. At the close of business on that day, there were 5,515,872 shares of no par value Common Stock (the "Common Stock") of the Company outstanding and entitled to vote at the meeting.

                                  QUORUM AND VOTING

    The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock is necessary to constitute a quorum for each matter voted upon at the Annual Meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his or her name on the record date. Abstentions and broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on any proposal.

                          ACTION TO BE TAKEN AT THE MEETING

    The accompanying proxy, unless the Stockholder otherwise specifies in the proxy, will be voted (i) FOR the election of each of the four nominees named herein for the office of director, (ii) FOR approval of an amendment to the InfoNow Corporation 1990 Stock Option Plan to (a) allow the Company to grant nonstatutory stock options to non-employee directors of the Company and (b) increase the number of shares of common stock reserved for issuance thereunder from 1,000,000 to up to 1,700,000, (iii) FOR the selection of Hein + Associates LLP, independent public accountants, as the auditors of the Company for the fiscal year ending December 31, 1997; and (iv) at the discretion of the proxy holders, on any other matter that may properly come before the meeting or any adjournment thereof.

    Where Stockholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter of business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter or business.

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table and notes set forth as of March 19, 1997, the number of shares of the Company's outstanding Common Stock beneficially owned by (i) the executive officers of the Company (ii) each director and nominee for director of the Company, (iii) all executive officers and directors of the Company as a group and (iv) each person or group of persons known by the Company to beneficially own more than five percent (5%) of the outstanding Common Stock. All information is taken from or based upon ownership filings made by such persons with the Commission or upon information provided by such persons to the Company.

                                                                       SHARES
                                                  AMOUNT AND           BENEFICIALLY OWNED
                                                  NATURE OF            WHICH MAY BE
NAME AND ADDRESS OF                BENEFICIAL     PERCENT OF CLASS     ACQUIRED WITHIN
BENEFICIAL OWNER                   OWNERSHIP    BENEFICIALLY OWNED(1)  60 DAYS(7)
----------------                   ---------    ------------------     -------
OFFICERS AND DIRECTORS
Donald E. Cohen                     541,050            9.7%                 48,716
1875 Lawrence, Suite 1100
Denver, CO  80202

Michael W. Johnson                  511,562            9.0%                198,126
1875 Lawrence, Suite 1100
Denver, CO  80202


                                             -2-

Nahum Rand                          341,910(5)         6.1%                133,666
2200 Sacramento St #105
San Francisco, CA 94115

Gene R. Copeland                    156,184(4)         2.8%                106,184
1875 Lawrence, Suite 1100
Denver, CO  80202

W. Brad Browning                    139,444            2.5%                 72,777
1875 Lawrence, Suite 1100
Denver, CO  80202

Kevin D Andrew                      107,834            1.9%                 90,056
1875 Lawrence, Suite 1100
Denver, CO  80202

All Officers and Directors        1,797,984           29.2%                649,525
as a Group ( 6 persons)

PRINCIPAL STOCKHOLDERS:

Dieter Heidrich                     594,944(2)(3)     10.6%                102,695
1113 Spruce Street
Boulder, CO 80302

Daryl Yurek                         594,944(2)(3)     10.6%                102,695
1113 Spruce Street
Boulder, CO 80302

Robertson Stephens                  535,715            9.4%                178,572
Orphan Fund
555 California Street, Suite 2600
San Francisco, CA 94104

Robertson Stephens                  428,573            7.6%                142,858
Diversified Growth Fund
555 California Street, Suite 2600
San Francisco, CA 94104

Robertson Stephens                  321,429            5.7%                107,143
Global Low-Price Fund
555 California Street, Suite 2600
San Francisco, CA 94104

--------------------
(1) Beneficial ownership is determined in accordance with the rules of the Commission, and includes generally voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants which are currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options or warrants but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, the Company understands that the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2) Includes 76,923 shares of common stock which is owned by Opus Capital, Inc. Messrs. Yurek and Heidrich are each 50% owners and Managing General Directors of Opus Capital, Inc. which provides financial advisory services to the Company. Messrs. Yurek and Heidrich disclaim beneficial ownership of these shares.
(3) Includes 142,857 shares of common stock and warrants to purchase 71,429 shares of common stock held by Opus Capital Fund, LLC, which is managed by Opus Capital, Inc.
(4) Includes 147,530 warrants held by Copeland Consulting Group, Inc. of which Mr. Copeland and his spouse are sole owners of 100% of the outstanding shares.
(5) Includes 208,244 shares of common stock and warrants to purchase 128,000 shares of common stock held by the Rand Family Trust of which Mr. Rand is a trustee and beneficiary.
(6) Represents the number of common shares set forth in column 1 that can be obtained through the exercise of warrants or options that are currently exercisable or that are exercisable within the next 60 days from March 19, 1997.

                        PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

    Pursuant to the Bylaws, the authorized number of directors of the Company has been set at five. The Board of Directors has nominated four persons to be directors, with one vacancy, and four directors are to be elected at the meeting. Each nominee will be elected to hold office until the next annual meeting of Stockholders or until his successor is elected and qualified. Proxy holders will not be able to vote the proxies held by them for more than four persons. If a quorum is present, the four nominees having the highest number of votes cast in favor of their election will be elected. Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the
Board of Directors may recommend.   Each nominee has expressed his intention to
serve the entire term for which election is sought.

    THE BOARD OF DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE FOR EACH NOMINEE FOR THE BOARD OF DIRECTORS.

    The Board of Directors' nominees for the office of director are as follows:

                                                       Year First
                                                       Became a
Name                               Age                 Director
----                               ---                 ----------
Michael W. Johnson                 35                  1995

Donald E. Cohen                    43                  1995

Gene R. Copeland                   54                  1994
(A)(C)

Nahum Rand                         60                  1991
(A)(C)

--------------------
(A) Member of the Audit Committee
(C) Member of the Compensation Committee


    The principal occupation and business experience of each director is set forth below:

MICHAEL W. JOHNSON has been Chief Executive Officer and President and a director of the Company since October 1995. From 1990 to October 1995, Mr. Johnson was a consultant with McKinsey & Company, an international management consulting firm, where he served leading technology companies in the United States and Europe on issues of growth, strategy, operations improvement, and mergers and acquisitions. Mr. Johnson received a Bachelor of Science degree in Applied and Engineering Physics, a Bachelors of Arts degree in English from Cornell University, a DIPLOME in French Literature from Universite de Paris, and a Masters of Business Administration degree from Stanford University Graduate School of Business.

GENE R. COPELAND has been a director of the Company since 1994. From October 1994 to May 1995, Mr. Copeland served as interim President and Chief Executive Officer of the Company. Since 1994 Mr. Copeland has provided consulting services to clients of Opus Capital, Inc., a financial advisory firm to the Company. Since September 1996, Mr. Copeland has been Managing Director of Transition Partners, a financial advisory firm. From 1989 to the present, Mr. Copeland has served as President of Copeland Consulting Group, Inc. which specializes in business turnarounds, leveraged buyout transactions, and on-site operations management. Through his work with Copeland Consulting Group, Inc., Mr. Copeland has held senior management positions with Translogic Corporation, Southwestern General Corporation, Building Technologies Industries, Inc., and Amrion Corporation.

DONALD E. COHEN has been a director of the Company since May 1995 and has served as the Company's Creative Director and Vice Chairman since October 1995. Mr. Cohen served as President and Chief Executive Officer of the Company from May
1995 until October 1995.   Mr. Cohen founded Cimarron in 1978, serving as its
President and Chief Executive Officer from Cimarron's inception until May 1995 when it became a subsidiary of the Company. During the time Mr. Cohen served as President of Cimarron, it has won several awards including an EMMY, TELLY, DAF Alfie, and B/PAA Gold Spike. Mr. Cohen earned a Bachelor in Arts degree in Mass Communications from the University of Denver.

NAHUM RAND has been a director since April 1991 and was elected Chairman of the Board in October 1994. He served as a consultant to the Company from April 1991 through December 1992. From November 1990 to the present, he has served as the chairman and chief executive officer of Regions, Inc., an investment company which he founded.

    There are presently four (4) directors serving on the Company's Board of Directors. Directors are elected annually to serve until the next annual meeting of stockholders or until their successors are duly elected.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Company has an Audit Committee and  a Compensation Committee.  The
Audit Committee is responsible for (i) reviewing the scope of, and the fees for, the annual audit, (ii) reviewing with the independent auditors the corporate accounting practices and policies, (iii) reviewing with the independent auditors their final report, and (iv) being available to the independent auditors during the year for consultation purposes. The Audit Committee met one time in the fiscal year ended December 31, 1996. The Compensation Committee determines the compensation of the officers of the Company and performs other similar functions. The Compensation Committee met one time in the fiscal year ended December 31, 1996. The Board of Directors may, from time to time, establish certain other committees to facilitate the management of the Company.

    Directors are reimbursed for expenses incurred for attending any Board or committee meeting. There is no family relationship between any current or prospective director of the Company and any other current or prospective executive officer of the Company.

    During the fiscal year ended December 31, 1996, there were five meetings of the Board of Directors. All directors attended at least 75% of the meetings of the Board and committees of the Board on which they were members.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Except as stated below in this paragraph, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 1996 and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended December 31, 1996, to the best of the Company's knowledge, the Company's directors, officers and holders of more than 10% of its Common Stock complied with all Section 16(a) filing requirements. Michael Johnson, President and Chief Executive Officer of the Company, and Kevin Andrew, Vice President and Chief Financial Officer of the Company, each filed one late report of ownership on Form 4 in connection with their purchase of Common Stock and warrants in September 1996. H. Brad Browning, Vice President of the Company, filed one late initial statement of beneficial ownership on Form 3 in connection with his appointment as an officer of the Company in January 1996.

EXECUTIVE OFFICERS

    The following persons are the executive officers of the Company:


NAME                        AGE         POSITION(S)
----                        ---         -----------
Michael W. Johnson          35          Chief Executive Officer and President

Kevin D. Andrew             38          Vice President and Chief Financial
                                        Officer, Secretary and Treasurer

W. Brad Browning            32          Vice President and General Manager,
                                        Internet Products Group

    Information concerning the business experience of Mr. Johnson is provided under the section entitled "Election of Directors."

KEVIN D. ANDREW was elected to his current positions in March 1996. Prior to joining InfoNow, Mr. Andrew was President of Andrew Consulting, LLC, a financial management services firm. From 1992 to 1995 he served as Chief Financial Officer of Air Methods Corporation, a publicly held provider of emergency air ambulance services, and from 1983 to 1991 served in various financial management positions at CRSS, Inc., a New York Stock Exchange listed diversified services company. During his tenure at CRSS, Mr. Andrew served as chief accountant, director of general accounting, director of internal audit and Vice President and controller of Natec Resources, Inc., a 50%-owed affiliate of CRSS, Inc. Prior to 1983, Mr. Andrew was with KPMG Peat Marwick. Mr. Andrew has held CPA certificates in both Colorado and Texas. He earned his Bachelor of Science degree in Business from Arizona State University.

W. BRAD BROWNING has been a Vice President and General Manager of the Company's Internet Products Group since January 1996. From 1990 to 1995, Mr. Browning was a consultant with McKinsey & Company, an international management consulting firm. Mr. Browning joined McKinsey & Company in June 1990 after obtaining an Masters of Business Administration degree from Harvard University Graduate School of Business. While with McKinsey, he led technology and consumer clients on major marketing and sales initiatives focused on driving growth and significant profit improvement. He earned his Bachelor of Business Administration degree in Marketing from the University of Georgia.

    All executive officers are appointed by the Board of Directors and serve at the Board's discretion.


                                EXECUTIVE COMPENSATION

    The following summary compensation table sets forth the cash compensation earned for the fiscal years ended December 31, 1996 and 1995 by the Company's Chief Executive Officer and by the highest compensated executive officers who were serving as executive officers at the end of the 1996 fiscal year whose individual total cash compensation for the 1996 fiscal year exceeded $100,000 (the "Named Executive Officers"). Neither of the Named Executive Officers was employed by the Company prior to 1995.

                              SUMMARY COMPENSATION TABLE

                                                         Long Term Compensation
                                    Annual Compensation        Awards
                                    -------------------  ----------------------
                                                         Restricted
Name and Principal                                         Stock       Options/    All Other
     Position               Year    Salary        Bonus    Awards      SARS        Compensation
------------------          ----    ------        -----    ------      --------    ------------
Michael W. Johnson(1)       1996   101,778(4)      -0-       -0-       105,705            -0-
  Chief Executive Officer,  1995    22,372         -0-       -0-       170,038(2)         -0-
  President and Chairman

W. Brad Browning(3)         1996   103,918         -0-       -0-        85,000         15,000(5)
Vice President -
Internet Products Group

--------------------
(1) Mr. Johnson joined the Company in October 1995.
(2) Includes warrants to purchase 8,500 shares of Common Stock, issued to Mr. Johnson in connection with his service as a director of the Company. See "Management - Director Compensation".
(3) Mr. Browning joined the Company in January 1996.
(4) The Company accrued and deferred $72,611 of Mr. Johnson's 1996 salary, of which $58,000 was satisfied by way of issuance on September 13, 1996 of 51,555 shares of Common Stock at a price of $1.12 per share.
(5) Represents reimbursement of relocation expenses.

    The following table presents information concerning individual grants of options to purchase Common Stock of the Company made during the fiscal year ended December 31, 1996 to each of the Named Executive Officers.

                        OPTION/SAR GRANTS IN LAST FISCAL YEAR

                      Number of
                      Securities       Percent of Total       Exercise
                      Underlying         Options/SARs             or
                      Options/SARs   Granted to Employees     Base Price
Name                  Granted (#)         in Fiscal Year        ($/Sh.)       Expiration Date
----                  ------------   --------------------     ----------      ---------------
Michael W.  Johnson     10,000 (1)             2.1%               2.56            1/31/06
                           750 (2)              --                2.81            2/1/06
                        17,455 (3)             3.7%               2.06            5/15/06
                         2,500 (4)             0.5%               2.25            5/18/06
                        75,000 (5)            15.8%               1.38           10/16/06

W.  Brad Browning       75,000 (6)            15.8%               3.63            1/9/06
                        10,000 (7)             2.1%               1.88           11/8/06

--------------------
(1) Immediately exercisable in full.
(2) Vests over 36 months from the grant date of February 1, 1996, with 7/36ths vesting seven months after grant, and an additional 1/36th vesting each month thereafter.
(3) Vests over 36 months from the grant date of May 15, 1996, with 7/36ths vesting seven months after grant, and an additional 1/36th vesting each month thereafter.
(4) Vests over 36 months from the grant date of May 18, 1996, with 7/36ths vesting seven months after grant, and an additional 1/36th vesting each month thereafter.
(5) Vests over twelve months from the grant date of October 19, 1996, with 1/12th vesting each month after grant.
(6) Immediately exercisable as to 5,000 of such shares.  The remaining
    70,000 shares vest over 36 months from the grant date of January 9, 1996, with 7/36ths vesting seven months after grant, and an additional 1/36th vesting each month thereafter.
(7) Vests over 18 months from the grant date of November 8, 1996, with 1/18th vesting each month after grant.

    The following table sets forth the fiscal year-end value of unexercised options to purchase Common Stock of the Company for each Named Executive Officer. No options or SARs were exercised by the Named Executive Officers during the fiscal year ended December 31, 1996.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION/SAR VALUES


                          Number of Securities          Value of Unexercised
                         Underlying Unexercised       In-the-Money Options/SARs
                       Options/SARs at FY-End (#)         at FY-End ($)(1)
                      ----------------------------  ---------------------------
Name                  Exercisable    Unexercisable  Exercisable   Unexercisable
----                  -----------    -------------  -----------   -------------

Michael W.  Johnson     97,934          169,309        6,969          34,844

W.  Brad Browning       26,945           58,055           31             544

--------------------
(1) Based upon the difference between the exercise price and the fair market value of the Common Stock for those options which at December 31, 1996 had an exercise price less than the fair market value of the Common Stock on such date. The fair market value of Company Common Stock at December 31, 1996, measured as the mean of the closing bid and asked prices of the Common Stock on such date, was $1.94 per share.



DIRECTOR COMPENSATION

    Directors who are employees of the Company receive no additional compensation for service on the Board of Directors. Each director who is not a full-time employee of the Company is reimbursed expenses for attendance at Board and Committee meetings. In addition to the above, non-employee director Nahum Rand was granted 48,077 shares of Common Stock in consideration for services rendered as Chairman of the Company during the twelve month period ended
June 30, 1995. In 1995, the Company granted warrants to each employee and non-employee director to purchase 8,500 shares of Common Stock at an exercise price equal to at least the fair market value of the Common Stock at the date of the grant. In May 1995, the Company granted warrants to purchase 8,500 shares to each of directors Nahum Rand, Gene Copeland and Donald Cohen at an exercise price of $1.30 per share. In August 1995, the Company granted a warrant to purchase 8,500 shares to former director Michael Yates, at an exercise price of $4.25. In October 1995, the Company granted a warrant to purchase 8,500 shares to director Michael Johnson at an exercise price of
$3.68 per share. Each warrant vests one-third each year over a three-year period conditioned upon continued board service and expires ten years from the date of grant.  The warrant granted to former director Michael Yates
remains outstanding and exercisable for 2,361 shares.   All 36,361 of such
director warrants outstanding expire in 2005.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

    On May 22, 1995, the Company entered into a three-year employment agreement with Donald E. Cohen, Vice Chairman of the Company providing for an annual base salary as follows: $100,008 during the first year, $115,008 during the second year and $125,004 during the third year. Mr. Cohen is eligible for an annual bonus up to forty percent (40%) of the base salary depending upon achievement of certain criteria. In connection with the employment agreement, Mr. Cohen was granted an option to purchase a number of shares of the Company's Common Stock consistent with option grants to other senior executive of the Company at $1.30 per share. The option grant shall be subject to three-year annual vesting. On

November 8, 1996, the Company entered into a letter agreement with Mr. Cohen, setting forth amended compensation terms for Mr. Cohen's services as Chief Operations Officer of Cimarron and Creative Director and Vice Chairman of InfoNow. The agreement as amended provides for a annual salary of $50,000 until December 31, 1996 and an increase to $70,000 annually, effective January 1, 1997. Pursuant to the agreement, the Company shall provide total cash compensation deferrals for services in 1996 in the amount of $31,929, the amount to be repaid beginning on January 15, 1997 over one (1) year. The repayment was contingent upon completion of financing resulting in gross proceeds of at least $500,000 to InfoNow prior to December 31, 1996, which condition was satisfied. The agreement further provides for the Company to grant to Mr. Cohen an option to purchase 9,717 shares of the Company's Common Stock at a price per share equal to the average between the bid and ask price of the stock on November 8, 1996. The option shall be exercisable immediately upon issuance and shall expire ten (10) years from the date of issuance.

    On October 9, 1995, the Company entered into a two-year employment agreement with Michael W. Johnson, Chief Executive Officer and President of the Company. The agreement provides for an annual base salary of $100,000 and a cash performance bonus based on defined financial performance targets based on earnings before interest, taxes, depreciation, amortization and any other non-cash or extraordinary charges. The bonus becomes payable if during a fiscal quarter the Company exceeds its financial plan for the quarter by a certain amount, and is capped at 60% of Mr. Johnson's base salary for the quarter. As part of the employment agreement, the Company agreed to grant
Mr. Johnson an incentive stock option to purchase a number of shares of Common Stock equal to five percent (5%) of the Company's Common Stock outstanding on the date of the agreement. Pursuant to such provision, on October 10, 1995 the Company entered into an Incentive Stock Option Agreement (the "Option Agreement") with Mr. Johnson pursuant to which it granted Mr. Johnson an option to purchase 150,000 shares at $3.68 per share. The Option Agreement contains an anti-dilution feature that provides that to the extent other derivative securities outstanding on the date of the Option Agreement (the "Derivatives") are exercised, the Company will grant additional options to Mr. Johnson equal to five percent (5%) of the number of shares of Common Stock issued upon exercise of the Derivatives. All options vest over a 36 month period beginning October 10, 1995. Pursuant to the employment agreement, the Company is required to grant to Mr. Johnson additional stock options to purchase an additional 3% of the Common Stock of the Company, measured on a fully-diluted basis, if the price of the Company's Common Stock reaches certain prices. All options are to be issued at the fair market value on the date when the options are awarded. When and if granted, these performance based options vest over 12 months from the date of grant. All options vest immediately upon a change of control of the Company. If Mr. Johnson is terminated without cause, he is entitled to a one-time severance payment equal to 75% of annual base salary then in effect.

    On January 14, 1996, the Company entered into a two-year employment agreement with W. Brad Browning, Vice President and General Manager of the Company's Internet Products Group. The agreement provides for an annual base salary of $110,000, including a non-recoverable draw against bonus of $25,000. Mr. Browning is eligible for an annual performance bonus equal to a percentage of revenues of the Internet Products Group, with total annual compensation capped at $200,000. In connection with the employment agreement, Mr. Browning was granted incentive stock options to purchase up to 75,000 shares of the Company's Common Stock at $3.625 per share, the fair market value on the date of the issuance. Pursuant to the employment agreement, the Company is required to grant to Mr. Browning options to purchase an additional 25,000 shares of Common Stock if cumulative gross sales of the Internet Products Group reach certain specified levels. All options vest over a 36 month period from date of grant. All options are to be issued at the fair market value of the date when the options are awarded. All options vest immediately upon a change of control of the Company. If Mr. Browning is terminated without cause, he is entitled to a severance payment equal to 50% of his annual base compensation then in effect.

    On February 28, 1996, the Company entered into an employment agreement with Kevin Andrew, Vice President and Chief Financial Officer of the Company. The agreement currently provides for an annual base annual salary of $88,000. Mr. Andrew is eligible for a performance bonus of up to $30,000 depending upon achievement of certain criteria. In connection with the employment agreement, Mr. Andrew was granted incentive stock options to purchase 40,000 shares of the Company's Common Stock at $2.50 per share, the fair market value on the date of the grant. Pursuant to the employment agreement, the Company granted Mr. Andrew an option to purchase an additional 25,000 shares of Common Stock at $1.63 per share. All options vest over a 12 to 36 month period from date of issuance. All options were issued at the fair market value of the date options were awarded. All options vest immediately upon a change of control of the Company. If Mr. Andrew is terminated without cause, he is entitled to a severance payment equal to 25% of his annual base salary then in effect.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    On March 29, 1996, the Company borrowed $100,000 from Kevin Andrew, Vice President and Chief Financial Officer of the Company. In consideration therefor, the Company issued Mr. Andrew a promissory note in the principal amount of $100,000, due March 29, 1997, bearing interest at the prime rate plus 2.75%, and secured by all of the accounts receivable of the Company. The promissory note is convertible at the option of the holder at any time into shares of Common Stock of the Company at the rate of $3.00 per share.

    On September 13, 1996, the Company issued shares of Common Stock to three officers of the Company as follows: (i) the Company issued 82,667 shares of Common Stock at a price of $1.12 and warrants to purchase 41,333 shares at $1.50 per share to Michael Johnson, President and Chief Executive Officer of the Company, in consideration for $20,000 in cash and $73,000 in accrued salary and expense obligations; (ii) the Company issued 17,778 shares of Common Stock at a price of $1.12 and warrants to purchase 8,889 shares at $1.50 per share to Kevin Andrew, Vice President and Chief Financial Officer of the Company in consideration for $20,000 in accrued salary obligations; (iii) the Company issued 66,667 shares of Common Stock at a price of $1.12 and warrants to purchase 33,333 shares at $1.50 per share to W. Brad Browning, Vice President of the Company, in consideration for $75,000 in cash. All such warrants are exercisable until September 13, 1998.

                   PROPOSAL 2 - AMENDMENT OF 1990 STOCK OPTION PLAN

    On March 28, 1997, the Board of Directors amended, subject to stockholder approval, the InfoNow Corporation 1990 Stock Option Plan (the "Plan"). The number of shares of Common Stock available for issuance under the Plan was increased to 1,700,000 (or such lesser number as may be acceptable to the Vancouver Stock Exchange regulatory authority) from 1,000,000 shares of Common Stock, subject to adjustment for dividend, stock split or other relevant changes in the Company's capitalization, and the class of persons eligible to receive nonstatutory stock options was expanded to include non-employee directors of the Company. The Plan, as proposed to be amended, is set forth as Exhibit A to this Proxy Statement.

    The Company is applying to have the Common Stock listed on the Vancouver Stock Exchange (the "Exchange"). If the Company's Common Stock is listed on the Exchange, the increase in the number of shares available for issuance under the Plan will require the approval of the Exchange. There is no assurance that the Company will obtain such approval. A condition of granting any such approval is that the increase be approved by a majority of votes attached to the outstanding Common Stock held by "disinterested shareholders" who vote on the matter. All shareholders who are not insiders of the Company ("insiders" are officers, directors and holders of more than 10% of the outstanding shares of Common Stock), or associates of such insiders, are "disinterested shareholders". If the Common Stock is listed on the Exchange and the requisite disinterested shareholder vote is not obtained, the amendment to the Plan will be deemed not approved.

    The Plan currently provides that the only persons eligible to receive stock options under the Plan are key employees of the Company, including directors who are employees. The proposed amendment to the Plan would expand the class of persons eligible to receive nonstatutory options to include non-employee directors of the Company. Stock-based compensation is a key component of director compensation for many companies, and commonly includes nonstatutory options as a portion thereof. The Company does not pay cash compensation to its non-employee directors for their services. The Board of Directors believes that the best interests of the Company and its stockholders require that the Company be able to grant nonstatutory stock options to its non-employee directors.

    The Board of Directors believes that the Plan has been of material benefit to the Company by assisting the Company and its subsidiaries in attracting, retaining and motivating key employees of proven ability. The Board of Directors also believes that the best interests of the Company and its Stockholders require that the Company continue to be in a position to offer options to present and prospective key personnel and expand its ability to offer options to present and prospective consultants and to present and prospective directors who are not employees of the Company or any subsidiary of the Company.

    The purpose of the Plan is to promote the interests of the Company and its Stockholders by helping the Company and its subsidiaries attract, retain, and motivate key employees and consultants, including officers and directors who are employees of or consultants to the Company or any of its subsidiaries and, as proposed to be amended, non-employee directors of the Company.

    The Board of Directors adopted the Plan on February 22, 1990 and it was approved by the Company's stockholders in October 1990.

    As of February 28, 1997, options to purchase an aggregate of 716,745 shares of Common Stock are outstanding pursuant to the Plan and 59,475 options have been exercised since inception of the Plan. As of February 28, 1997, the market value of all shares of Common Stock subject to outstanding options was

$1,791,862 (based upon the average bid and asked prices as reported by the NASD Electronic Bulletin Board trading system as of such date).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE PLAN INCREASING THE NUMBER OF COMMON SHARES AVAILABLE FOR ISSUANCE THEREUNDER TO 1,700,000 FROM 1,000,000 AND EXPANDING THE CLASS OF PERSONS ELIGIBLE TO RECEIVE NONSTATUTORY STOCK OPTIONS TO INCLUDE NON-EMPLOYEE DIRECTORS OF THE COMPANY.

    The amendment to the Plan will be approved if a majority of the shares present in person or represented by proxy at the meeting are voted in favor of the amendment. Unless otherwise specified, proxies solicited by the Board of Directors will be voted FOR the adoption of the amendment to increase the number of shares reserved to 1,700,000 from 1,000,000 shares for issuance thereunder and to expand the class of persons eligible to receive nonstatutory stock options to include non-employee directors of the Company. The following description of the Plan, as amended, is qualified in its entirety by reference to the Plan included herewith as Exhibit A.

    SUMMARY OF THE PLAN

    ADMINISTRATION. The Board of Directors is responsible for administering the Plan. The Board of Directors has full authority, subject to the terms of the Plan, to make all determinations under the Plan. The Board of Directors may delegate administration of the Plan to a committee composed of two or more directors, each of whom is a "non-employee director" as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). The Company will indemnify each member of the Board of Directors for actions taken under the Plan.

    INCENTIVE AND NONSTATUTORY STOCK OPTIONS. The Board of Directors may grant incentive stock options under the Plan and options which do not qualify as incentive stock options ("nonstatutory stock options").

    ELIGIBILITY. Employees of the Company and its subsidiaries, including officers and directors who are employees of the Company or any subsidiary of the Company, will be eligible to receive incentive stock options and nonstatutory stock options under the Plan. As of February 28, 1997, the Company had approximately 34 total employees. If the proposed amendment is adopted, members of the Company's Board of Directors who are not employees of the Company or any subsidiary of the Company will be eligible to receive nonstatutory stock options under the Plan. There are currently two non-employee directors of the Company. The benefits or amounts that will be received by or allocated to persons eligible to receive options under the Plan are not determinable.

    EXERCISE PRICE. The Plan provides that the exercise price under each incentive stock option shall be no less than 100% of the fair market value (110% of the fair market value for employees owning more than 10% of the Company's Common Stock) of the Common Stock on the day the option is granted. The exercise price for each nonstatutory stock option granted under the Plan will be the price established by the Board of Directors which normally is expected to be no less than 100% of the fair market value on the date the option is granted. The exercise price of an option is to be paid in cash or in such other consideration as the Board deems acceptable. The Board may also permit a participant to surrender previously owned shares to the Company, the fair market value of which would be applied to the option exercise price.

    NON-TRANSFERABILITY. All options granted under the Plan may be exercised during the optionee's lifetime only by the optionee and are non-transferable except by will or the laws of descent and distribution. Notwithstanding the above, the Board may, at its discretion, permit the transfer of a nonstatutory option.

    EXERCISE. The duration of each option will be as specified by the Board but will not exceed ten years from the date of grant (five years for incentive stock options granted to holders of more than 10% of the Company's Common Stock). The Board, at its discretion, may establish a vesting schedule for any option granted under the Plan.

    EFFECT OF TERMINATION OF SERVICES.   If an optionee's employment is
terminated because of the optionee's death or disability, exercisable options held by the optionee may be exercised no later than twelve months following the optionee's termination. If termination is because of dismissal for cause or breach of an employment agreement, the option will terminate on the date the optionee ceases to be an employee. If termination is for any other reason, exercisable options may be exercised no later than the last day of the month following the month in which the optionee ceases to be an employee of the Company. In each case, the options may be exercised only to the extent exercisable on the date of termination of employment and in no event is an option exercisable after the termination date specified in the option grant.

    STOCK DIVIDENDS AND STOCK SPLITS. The number, kind and price of the shares subject to each outstanding option will be proportionately and appropriately adjusted in the event of any stock dividend, stock split, recapitalization, reclassification, or other similar change in the Company's outstanding securities. The number of the shares of Common Stock of the Company reserved for issuance pursuant to options granted under the Plan will be adjusted by the Board of Directors for any such changes.

    CORPORATE TRANSACTIONS. If within the duration of the stock option there is a corporate merger or consolidation of which the Company is not the survivor, sale of assets, or change in control (defined below) ("Transaction"), the purchaser of the assets or stock may deliver to the optionee the same kind and amount of consideration the optionee would have received as a result of the Transaction had the option been exercised (to the extent then exercisable) immediately prior to the Transaction, or the Board of Directors of the Company may cancel such options in exchange for equivalent consideration. For purposes of the Plan, a "change in control" shall occur if a person or group who prior to such event owned less than 25% of the then outstanding Common Stock shall acquire additional shares of Common Stock in one or more transactions, such that following such transaction(s) such person or group beneficially own 50% or more of the Common Stock outstanding. In addition, the vesting schedule of some or all options may, at the sole discretion of the Board of Directors, be accelerated so that all or any portion of options outstanding under the Plan as of the day before the consummation of such Transaction, to the extent not exercised, shall for all purposes under the Plan become exercisable as of such date.

    TERM OF PLAN; AMENDMENT. The Plan will terminate on February 20, 2000, ten years from the date the Plan was adopted by the Board of Directors, or, if earlier, upon the purchase of all Common Stock subject to the Plan pursuant to the exercise of options granted under the Plan. Any options outstanding after the termination of the Plan will remain in effect in accordance with their terms. The Board of Directors may terminate or amend the Plan, except that the Board may not, without shareholder approval, increase the number of shares of Common Stock as to which options may be granted, materially increase the benefits accruing to participants or materially modify the eligibility requirements.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS. Certain of the federal income tax consequences to optionees and the Company of options with respect to Company stock granted under the 1990 Plan should generally be as set forth in the following summary.

    An employee to whom as ISO which qualifies under Section 422 of the Code is granted will not recognize income at the time of grant or exercise of such option. However, upon the exercise of an ISO, any excess in the fair market price of the Common Stock over the option price constitutes a tax preference item which may have alternative minimum tax consequences for the employee.
If the employee sells such shares more than one year after the date of transfer of such shares and more than two years after the date of grant of such ISO, the employee will generally recognize a long-term capital gain or loss equal to the difference, if any, between the sale prices of such shares and the option price. The Company will not be entitled to a federal income tax deduction in connection with the grant or exercise of an ISO. If the employee does not hold such shares for the required period, when the employee sells such shares the employee will recognize ordinary compensation income and possibly capital gain or loss (long-term or short-term, depending on the holding period of the stock sold) in such amounts as are prescribed by the Code and the regulations thereunder and the Company will generally be entitled to a federal income tax deduction in the amount of such ordinary compensation income recognized by the employee.

    An employee to whom an NSO is granted will not recognize income at the time of grant of such option. When such employee exercises such NSO, the employee will recognize ordinary compensation income equal to the excess, if any, of the fair market value, as of the date of the option exercise, of the shares that the employee receives upon such exercise over the option price paid. The tax basis of such shares to such employee will be equal to the option price paid plus the amount, if any, includable in the employee's gross income, and the employee's holding period for such shares will commence on the date on which the employee recognizes taxable income in respect of such shares. Gain or loss upon a subsequent sale of any Company Common Stock received upon the exercise of a NSO generally would be taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold). Certain additional rules apply if the employee pays the option price in shares previously owned by the employee. Subject to the applicable provisions of the Code and regulations thereunder, the Company will be entitled to a federal income tax deduction in respect of a NSO in an amount equal to the ordinary compensation income recognized by the employee. This deduction will, in general, be allowed for the taxable year of the Company in which the optionee recognizes such ordinary income.

    Participants in the Plan should consult their own tax advisors to determine the specific tax consequences of the Plan for them.

                         PROPOSAL 3 - APPOINTMENT OF AUDITORS

    The Board of Directors has appointed the firm of Hein + Associates LLP, independent public accountants, as the auditors of the Company for the fiscal year ending December 31, 1997, subject to the approval of such appointment by Stockholders at the Annual Meeting. Hein + Associates LLP has audited the Company's financial statements since the Company's 1996 fiscal year.

    The ratification of the appointment of Hein + Associates LLP will be determined by the vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting.

    If the foregoing appointment of Hein + Associates LLP is not ratified by Stockholders, the Board of Directors will appoint other independent accountants whose appointment for any period subsequent to the 1997 Annual Meeting of Stockholders will be subject to the approval of Stockholders at that meeting. A representative of Hein + Associates LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement should he so desire and to respond to appropriate questions.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO RATIFY THE APPOINTMENT OF THE FIRM OF HEIN + ASSOCIATES LLP.


                                STOCKHOLDER PROPOSALS

    Any proposals from Stockholders to be presented for consideration for inclusion in the proxy material in connection with the 1998 annual meeting of Stockholders of the Company must be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the Company's principal executive offices no later than the close of business on November 11, 1997.

                                    OTHER MATTERS

    All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than 5% of the Company's Common Stock is based upon information contained in reports filed by such owner with the Securities and Exchange Commission.

    The Company's independent public accountants for the fiscal year 1996 are Hein + Associates LLP. Representatives of such firm are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

    The Annual Report to Stockholders of the Company for the fiscal year ended December 31, 1996, which includes financial statements and accompanies this Proxy Statement, does not form any part of the material for the solicitation of proxies.

    THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 TO ANY STOCKHOLDER (INCLUDING ANY BENEFICIAL OWNER) UPON WRITTEN REQUEST TO KEVIN D. ANDREW, CHIEF FINANCIAL OFFICER, 1875 LAWRENCE STREET, SUITE 1100, DENVER, COLORADO 80202. A COPY OF THE EXHIBITS TO SUCH REPORT WILL BE FURNISHED TO ANY STOCKHOLDER UPON WRITTEN REQUEST THEREFOR AND PAYMENT OF A NOMINAL FEE.

                                 INFONOW CORPORATION                  EXHIBIT A

                                1990 STOCK OPTION PLAN

                     (AMENDED AND RESTATED AS OF MARCH 28, 1997)


    1.   PURPOSE OF THE PLAN.

         This stock option plan (the "Plan") is intended to encourage ownership of the stock of INFONOW CORPORATION, a Delaware corporation (the "Company"), by employees of the Company and its subsidiaries, to induce qualified personnel to enter and remain in the employ of the Company or its subsidiaries and otherwise to provide additional incentive for optionees to promote the success of its business.

    2.   STOCK SUBJECT TO THE PLAN.

         (a) The total number of shares of the authorized but unissued or treasury shares of the common stock, $.001 par value, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 1,700,000 shares, subject to adjustment as provided in Section 12 hereof.

         (b) If an option granted or assumed hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for subsequent option grants under the Plan.

         (c) Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors of the Company (the "Board").

    3.   ADMINISTRATION OF THE PLAN.

         (a) The Plan shall be administered by the Board of Directors (the "Board") or by a committee composed solely of two or more directors ("Committee") each of whom is a Non-Employee Director. A Non-Employee Director is a person who satisfies the definition of a "non-employee director" set forth in Rule 16b-3 under the Exchange Act or any successor rule or regulation, as it may be amended from time to time. The Committee or the Board, as the case may be, shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and any stock options granted thereunder, and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order that stock options that are intended to be incentive stock options will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto. The Board shall have the power to reprice and accelerate the vesting of stock options. The Board may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted
Committee is not appointed and serving. All references in this Plan to the "Committee" shall be deemed to refer to the Board whenever the Board is discharging the powers and responsibilities of the Committee, and to any special committee appointed by the Board to administer particular aspects of this Plan. All actions taken and all interpretations and determinations made by the Committee in good faith (including determinations of fair market value) shall be final and binding upon all participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

         (b) Rule 16b-3 under the Securities Exchange Act of 1934 (the "Act") provides that the grant of a stock option to a director or officer of a company will be exempt from the provisions of Section 16(b) of the Act if the conditions set forth in said Rule are satisfied. Unless otherwise specified by the Board, grants of options hereunder to individuals who are officers or directors of the Company shall be made in a manner that satisfies the conditions of said Rule.


    4.   TYPE OF OPTIONS.

         Options granted pursuant to the Plan shall be authorized by action of the Board (or a committee designated by the Board) and may be designated as either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options which are not intended to meet the requirements of such Section 422 of the Code, the designation to be in the sole discretion of the Board. Options designated as incentive stock options that fail to continue to meet the requirements of
Section 422 of the Code shall be redesignated as non-qualified options automatically without further action by the Board on the date of such failure to continue to meet the requirements of Section 422 of the Code.

    5.   ELIGIBILITY.

         Options designated as incentive stock options may be granted only to officers and key employees (including directors who are employees) of the Company or of any subsidiary corporation (herein called "subsidiary" or "subsidiaries"), as defined in Section 424(f) of the Code and the Treasury Regulations promulgated thereunder (the "Regulations"). Options designated as non-qualified options may be granted to directors, officers and key employees of the Company or of any of its subsidiaries.

         In determining the eligibility of an individual to be granted an option, as well as in determining the number of shares to be optioned to any individual, the Board shall take into account the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Board may deem relevant.

         No option designated as an incentive stock option shall be granted to any employee of the Company or any subsidiary if such employee owns, immediately prior to the grant of an option, stock representing more than 10% of the voting power or more than 10% of the value of all classes of stock of the Company or a parent or a subsidiary (a "Ten-Percent Shareholder"), unless the purchase price for the stock under such option shall be at least 110% of its fair market value at the time such option is granted and the option, by its terms, shall not be exercisable more than five (5) years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of Section 424(d) of the Code shall be controlling. In determining the fair market value under this paragraph, the provisions of Section 7 hereof shall apply.

    6.   OPTION AGREEMENT.

         Each option shall be evidenced by an option agreement (the
"Agreement") duly executed on behalf of the Company and by the optionee to whom such option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board, including provisions for longer post-termination exercise periods, provided that options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in
Section 422 of the Code. No option shall be granted within the meaning of the Plan and no purported grant of any option shall be effective until the Agreement shall have been duly executed on behalf of the Company and the optionee. More than one option may be granted to an individual.

    7.   OPTION PRICE.

         The option price or prices of shares of Common Stock for options designated as non-qualified stock options shall be the fair market value of Common Stock as determined by the Board. The option price or prices of shares of Common Stock for incentive stock options shall be the fair market value of such Common Stock at the time the option is granted as determined by the Board in accordance with the Regulations promulgated under Section 422 of the Code. If such shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the option or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If such shares are not then listed on any such exchange, the fair market value of such shares shall be the mean between the closing "Bid" and the closing
"Asked" prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury
Regulations Section 25.2512-2. If such shares are not then either listed on any such exchange or quoted on NASDAQ, the fair market value shall be the mean between the average of the "Bid" and the average of the "Asked" prices, if any, as reported in the National Daily Quotation Service for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board.

    8.   MANNER OF PAYMENT: MANNER OF EXERCISE.

         (a) Options granted under the Plan may provide for the payment of the exercise price in the manner set forth in the Option Agreement or as otherwise authorized by the Board, which shall be (i) delivery of cash or a check payable to the order of the Company in an amount equal to the exercise price of such options, (ii) delivery of shares of Common Stock of the Company owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, (iii) having the Company withhold whole shares of Common Stock issuable upon exercise of the stock option, as part or full payment for the exercise of a stock option, or (iv) any combination of (i), (ii) and
(iii), provided, however, that payment of the exercise price by delivery of shares of Common Stock owned by such optionee may be made only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Board. The fair market value of any shares of Common Stock which may be delivered upon exercise of an option shall be determined by the Board in accordance with Section 7 hereof. Pyramiding of options is permitted in the sole discretion of the Board.

         (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, not more than thirty days (30) from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option.

         (c) With respect to any non-qualified option granted under the Plan, the Company's obligation to deliver shares upon the exercise of such option shall be subject to the option holder's satisfaction of all applicable federal, state and local income and employment tax withholding requirements. The Company and an employee optionee may agree to withhold shares of Common Stock purchased upon exercise of an option to satisfy any such withholding requirements.

    9.   EXERCISE OF OPTIONS.

         Each option granted under the Plan shall, subject to Section 10(b) and
Section 12 hereof, be exercisable at such time or times and during such period as shall be set forth in the Agreement; provided, however, that no option granted under the Plan shall have a term in excess of ten (10) years from the date of grant.

         To the extent that an option to purchase shares is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be made for less than 1,000 full shares of Common Stock.

    10.  TERMS OF OPTIONS: EXERCISABILITY.

         (a)  TERM.

              (1) Options granted under the Plan shall be for a term fixed by the Board at the time of grant; provided, however, that each incentive stock option granted to an employee other than a Ten-Percent Shareholder shall expire not more than ten (10) years from the date of the granting thereof, and shall be subject to earlier termination as herein provided.

              (2) Each incentive stock option granted to a Ten Percent Shareholder shall expire not more than five (5) years from the date of the granting thereof, and shall be subject to earlier termination as herein provided.

              (3) Except as otherwise provided in this Section 10, an option granted to any employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall terminate on the last day of the month next following the month in which such optionee ceases to be an employee of the Company or one of its subsidiaries, or on the date on which the option expires by its terms, whichever occurs first.

              (4) If such termination of employment is because of dismissal for cause or because the employee is in breach of any employment agreement, such option will terminate on the date the optionee ceases to be an employee of the Company or one of its subsidiaries.

              (5) If such termination of employment is because the optionee has become permanently disabled (within the meaning of Section 22 of the Code), such option shall terminate on the last day of the twelfth month from the date such optionee ceases to be an employee, or on the date on which the option expires by its terms, whichever occurs first.

              (6) In the event of the death of any optionee, any option granted to such optionee shall terminate on the last day of the twelfth month from the date of death, or on the date on which the option expires by its terms, whichever occurs first.

         (b)  EXERCISABILITY.

              (1) Except as provided below, an option granted to an employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date such optionee ceases to be an employee of the Company or one of its subsidiaries.

              (2) An option granted to an employee optionee who ceases to be an employee of the Company or one of its subsidiaries because he or she has become permanently disabled, as defined above, shall be exercisable for the full number of shares covered by such option.

              (3) In the event of the death of any optionee, the option granted to such optionee may be exercised for the full number of shares covered thereby, whether or not under provisions of Section 9 hereof the optionee was entitled to do so at the date of his or her death, by the estate of such optionee, or by any person or persons who acquired the right to exercise such option by bequest or inheritance or by reason of the death of such optionee.

    11.  ASSIGNABILITY.

         The right of any optionee to exercise any option granted to him or her shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such optionee only by him. Notwithstanding the preceding sentence, the Committee, in its sole discretion, may permit the assignment or transfer of a nonstatutory stock option and the exercise thereof by a person other than the optionee, on such terms and conditions as the Committee in its sole discretion may determine. Any such terms shall be set forth in the Option Agreement. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option. The terms of any rights under this

Plan in the hands of a transferee or assignee shall be determined as if held by the optionee and shall be of no greater extent or term than if the transfer or assignment had not taken place.

    12.  RECAPITALIZATIONS. REORGANIZATIONS AND THE LIKE.

         In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

         In addition, unless otherwise determined by the Board in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock may, in his, her or its discretion, deliver to the optionee the same kind of consideration that is delivered to the shareholders of the Company as a result of such sale, conveyance or Change in Control, or the Board may cancel all outstanding options in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the option price therefor. Upon receipt of such consideration by the optionee, his or her option shall immediately terminate and be of no further force and effect. The value of the stock or other securities the optionee would have received if the option had been exercised shall be determined in good faith by the Board, and in the case of shares of Common Stock, in accordance with the provisions of Section 7 hereof. The Board shall also have the power and right to accelerate the exercisability of any options, notwithstanding any limitations in this Plan or in the Agreement upon such a sale, conveyance or Change in Control. Upon such acceleration, any options or portion thereof originally designated as incentive stock options that no longer qualify as incentive stock options under Section 422 of the Code as a result of such acceleration shall be redesignated as non-qualified stock options. A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than twenty-five percent (25%) of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of Common Stock outstanding.

         Upon dissolution or liquidation of the Company, all options granted under this Plan shall terminate, but each optionee (if at such time in the employ of or otherwise associated with the Company or any of its subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her option to the extent then exercisable.
If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Board may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of such Section 425(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

         No fraction of a share shall be purchasable or deliverable upon the exercise of any option, but in the event any adjustment hereunder of the number of shares covered by the option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

    13.  NO SPECIAL EMPLOYMENT RIGHTS.

         Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his or her employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board at the time.

    14.  RESTRICTIONS ON ISSUE OF SHARES.

         (a) Notwithstanding the provisions of Section 8, the Company may delay the issuance of shares covered by the exercise of any option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

              (1) The shares with respect to which such option has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable federal and state securities acts now in force or as hereafter amended; or

              (2) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable federal and state securities acts now in force or hereafter amended.

         (b) It is intended that all exercises of options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

    15.  PURCHASE FOR INVESTMENT; RIGHTS OF HOLDER ON SUBSEQUENT REGISTRATION.

         Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue any shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact requires to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

    16.  LOANS.

         The Company may make loans to optionees to permit them to exercise options. If loans are made, the requirements of all applicable federal and state laws and regulations regarding such loans must be met.

    17.  MODIFICATION OF OUTSTANDING OPTIONS.

         The Board may authorize the amendment of any outstanding option with the consent of the optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan.

    18.  APPROVAL OF STOCKHOLDERS.

         The Plan shall be subject to approval by the vote of stockholders holding at least a majority of the voting stock of the Company voting in person or by proxy at a duly held stockholders meeting, or by written consent of all of the stockholders, within twelve (12) months after the adoption of the Plan by the Board and shall take effect as of the date of adoption by the Board upon such approval. The Board may grant options under the Plan prior to such approval, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval.

    19.  TERMINATION AND AMENDMENT OF PLAN.

         Unless sooner terminated as herein provided, the Plan shall terminate on February 22, 2000, ten (10) years from the date upon which the Plan was duly adopted by the Board. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that except as provided in this Section 19, the Board may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 18, increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the Plan. Termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option theretofore granted to him or her.

    20.  RESERVATION OF STOCK.

         The Company shall at all times during the term of the Plan reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

    21.  LIMITATION OF RIGHTS IN THE OPTION SHARES.

         An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

    22.  NOTICES.

         Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: President, and, if to an optionee, to the address as appearing on the records of the Company.

                           INFONOW CORPORATION PROXY

               SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
               MEETING OF STOCKHOLDERS TO BE HELD APRIL 25, 1997

    The undersigned hereby constitutes, appoints and authorizes Michael W. Johnson or Kevin D. Andrew, and each of them, the true and lawful attorneys and Proxies of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned's shares of the $.001 par value common stock of InfoNow Corporation, a Delaware corporation, at the Annual Meeting of Stockholders to be held at the InfoNow corporate offices at 1875 Lawrence Street, Suite 1100, Denver, Colorado, at 3:00 p.m. MDT, on April 25, 1997, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting dated April 3, 1997.

1.  To elect four (4) Directors:

/ / For all nominees listed below (except as marked to the contrary):

/ / Withhold authority to vote for all nominees listed below:
  Michael W. Johnson, Donald E. Cohen, Gene R. Copeland and Nahum Rand

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, DRAW A LINE THROUGH OR OTHERWISE STRIKE OUT HIS NAME. IF AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE IS NOT WITHHELD, THE EXECUTION OF THIS PROXY SHALL BE DEEMED TO GRANT SUCH AUTHORITY.)

2. To amend the Company's 1990 Stock Option Plan to (a) allow the Company to grant nonstatutory stock options to non-employee directors of the Company and (b) increase the number of shares of Common Stock available for purchase from 1,000,000 to up to 1,700,000 shares.

            / / FOR             / / AGAINST             / / ABSTAIN

3. To ratify the selection of Hein + Associates LLP as the Company's independent accountants for 1997.

            / / FOR             / / AGAINST             / / ABSTAIN

4. To transact such other business as may properly come before the meeting, or any adjournment thereof.

    The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and Proxies may lawfully do by virtue hereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement furnished herewith.
                                             Dated _______________________, 1997
                                             ___________________________________
                                               Signature(s) of Stockholder(s)
                                             ___________________________________
                                               Signature(s) of Stockholder(s)

    Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INFONOW CORPORATION. PLEASE SIGN AND RETURN THIS PROXY USING THE ENCLOSED PRE-PAID ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.